UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2016 (March 16, 2016)

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on August 3, 2015 (the “Petition Date”) Alpha Natural Resources, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: Alpha Natural Resources, Inc., et al., Case No. 15-33896 (the "Bankruptcy Case").

DIP Credit Agreements
Also as previously disclosed, the Debtors filed a motion (the “DIP Motion”) on the Petition Date seeking authorization to use cash collateral and to approve financing (the “DIP Financing”) under (i) that certain Superpriority Secured Debtor-in-Possession Credit Agreement by and among the Company as borrower (“Borrower”), certain Debtors party thereto as guarantors, the lenders party thereto (the “First Out DIP Lenders”) and Citibank, N.A. (the “First Out Agent”) as Administrative Agent and Collateral Agent (as amended by Amendment No. 1, Amendment No. 2. Amendment No. 3 and Amendment No. 4 thereto, and as may be further amended from time to time, the “First Out DIP Credit Agreement”) and (ii) that certain Superpriority Secured Second Out Debtor-in-Possession Credit Agreement by and among the Company as borrower, certain Debtors party thereto as guarantors, the lenders party thereto (the “Second Out DIP Lenders” and, together with the First Out DIP Lenders, the “DIP Lenders”), the issuing banks thereto and Citicorp North America, Inc. as Administrative Agent and Collateral Agent (the “Second Out DIP Credit Agreement” and, together with the First Out DIP Credit Agreement, the “DIP Credit Agreements”). On August 4, 2015, the Bankruptcy Court issued an interim order approving the DIP Financing on an interim basis (Docket No. 82), and on September 17, 2015, the Bankruptcy Court issued a final order approving the DIP Financing on a final basis (Docket No. 465) (as supplemented by the Supplemental DIP Financing Order Authorizing, Pursuant to 11 U.S.C. §§105, 363 and 364, (I) Amendment to the DIP Financing and (II) Waiver of Bankruptcy Rule 6004(h) Stay (Docket No. 973)).

Fifth DIP Amendment
On February 8, 2016, the Debtors filed their Omnibus Motion for Entry of (I) An Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders (A) Approving the Sale of Such Assets and (B) Approving Settlements Related to the Pre-Petition Lenders’ Credit Bid Rights; and (III) An Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement (Docket No. 1464) (the “Omnibus Motion”). Pursuant to the Omnibus Motion, the Debtors sought, among other things, approval of that certain Waiver and Amendment No. 5 to Superpriority Secured Debtor-in-Possession Credit Agreement (the “Fifth DIP Amendment”). On March 11, 2016, the Bankruptcy Court entered an order authorizing and approving the Fifth DIP Amendment, and authorizing the Debtors’ entry into the Fifth DIP Amendment. The Fifth DIP Amendment became effective on March 16, 2016. The Fifth DIP Amendment contains amendments to certain milestones relating to the Bankruptcy Case set forth in the First Out DIP Credit Agreement as set forth below:

Milestones
The following milestones were deleted from the First Out DIP Credit Agreement:

•
Within 155 days following the Petition Date, deliver proposals contemplated in the Agreed Business Plan, if any, (i) to authorized union representatives seeking modifications with respect to collective bargaining agreements and (ii) to authorized representatives of retirees seeking modifications with respect to retiree benefits, in each case, consistent with and solely to the extent required by the Agreed Business Plan (any savings and work rule changes reflected in such proposals, collectively, the “Labor/Benefits Savings”);

•	Within 215 days following the Petition Date, seek Bankruptcy Court approval of any Labor/Benefits Savings consistent with the Agreed Business Plan;

•
To the extent that any Labor/Benefits Savings consistent with the Agreed Business Plan are not otherwise achieved on a consensual basis without the need for court relief, obtain any requested Labor/Benefits Orders within 320 days of the Petition Date.

•	Within 300 days following the Petition Date, file an acceptable plan of reorganization.

•	Within 90 days following the filing of an acceptable plan of reorganization, obtain entry by the Bankruptcy Court of an order confirming such acceptable plan of reorganization.

In place of the foregoing, the following milestones were added to the First Out DIP Credit Agreement:

•
On or prior to March 14, 2016, the Bankruptcy Court shall have entered an order, in form and substance acceptable to the Required Lenders (as defined in the First Out DIP Credit Agreement), approving bidding procedures for substantially all of the Debtors’ assets not previously the subject of Bankruptcy Court-approved sale procedures, and any assets not sold through such Bankruptcy Court-approved procedures (collectively, the “ANR Assets”).

•
To the extent settlements with the United Mine Workers Association achieving Labor/Benefit Savings (defined below) shall have not been reached and documents effecting the same executed by all of the relevant parties thereto, by March 28, 2016, the Debtors shall have filed on the publicly available docket of the Bankruptcy Court, a motion (a “Labor/Benefit Savings Motion”) pursuant to sections 1113 and 1114 of the Bankruptcy Code, seeking modifications with respect to collective bargaining agreements and retiree benefits, in each case, consistent with and to the extent required by the Agreed Business Plan (the “Labor/Benefit Savings”).

•
On or prior to May 6, 2016 (or if availability of the Bankruptcy Court should require, a date promptly thereafter), the Bankruptcy Court shall commence a hearing on the merits of the that certain settlement with respect to the assets that were unperfected or unencumbered as of the Petition Date with respect to debt under the Debtors’ prepetition credit agreement, which is the subject of the Debtors’ motion filed with the Bankruptcy Court on February 8, 2016 [Docket No. 1464] (the “Unencumbered Assets Settlement and Diminution Claim Allowance Settlement”).

•
On or prior to the later of (x) May 10, 2016 and (y) 50 days after the filing of the Labor/Benefit Savings Motion, unless settlements with the United Mine Workers Associations shall have been reached concerning all of the Labor/Benefit Savings, and the Bankruptcy Court shall have entered one or multiple order(s) approving such settlements, the Bankruptcy Court shall have entered orders approving the Labor/Benefit Savings pursuant to sections 1113 and 1114 (as applicable) of the Bankruptcy Code.

•
On or prior to June 30, 2016, the Bankruptcy Court shall have entered an order, in form and substance reasonably acceptable to the Required Lenders (as defined in the First Out DIP Credit Agreement), approving and confirming the Agreed Chapter 11 Plan.

•	On or prior to July 18, 2016, the effective date of the Agreed Chapter 11 Plan shall have occurred.

The failure to satisfy any of the revised milestones will result in a default under the DIP Credit Agreements.

Negative Covenants
Additionally, the Fifth DIP Amendment amends and restates certain negative covenants under DIP Credit Agreements as follows:

Capital Expenditures

(1)
The Borrower is restricted from making or becoming legally obligated to make any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period from and including the Effective Date to and including October 31, 2015, $136,700,000; and (ii) for each period from and including November 1, 2015 to and including any date set forth in the table below, the amount set forth in the table below opposite such date.

Date	Maximum Capital Expenditures
December 4, 2015	$70,200,000
January 8, 2016	$102,900,000

(2)
The Borrower is restricted from making or becoming legally obligated to make any Capital Expenditure, except for Capital Expenditures (excluding PLR Capex (defined below)) in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period from and including February 26, 2016 to and including April 1, 2016, $23,100,000 (in the aggregate), (ii) for the period from and including February 26, 2016 to and including May 20, 2016, $47,200,000 (in the aggregate) and (iii) for any period ending after May 20, 2016, in the amounts as may be agreed among the parties.

(3)
The Borrower is restricted from making or becoming legally obligated to make to make any Capital Expenditure in respect of Pennsylvania Land Resources, LLC (“PLR”) or its related businesses (“PLR Capex”), except for PLR Capex in the ordinary course of business not exceeding, in a cumulative amount for the Borrower and its Subsidiaries on a consolidated basis: (i) for the period starting from November 1, 2015 and ending on January 8, 2016, $15,000,000 (in the aggregate), (ii) for the period from and including February 26, 2016 to and including April 1, 2016, $3,500,000 (in the aggregate), (ii) for the period from and including February 26, 2016 to and including May 20, 2016, $12,300,000 (in the aggregate) and (iii) for any period ending after May 20, 2016, in the amounts as may be agreed among the parties.

Minimum Liquidity

The Borrower shall not permit:

(1)
Consolidated Liquidity, as of the close of business on any Business Day during the month of August 2015, September 2015 or October 2015 to be less than (x) in the case of August 2015, $1,280,700,000 (or, if such Business Day is prior to the second borrowing of Term Loans, $1,080,700,000), (y) in the case of September 2015, $1,238,100,000 (or, if such Business Day is prior to the second borrowing of Term Loans, $1,038,100,000) and (z) in the case of October 2015, $1,161,200,000;

(2)	Consolidated Liquidity, as of the close of business on any Business Day after October 31, 2015 but on or before January 8, 2016, to be less than the amount specified in the table below; or

Week Ended	Minimum Liquidity
November 6, 2015	$1,301.2 million
November 13, 2015	$1,255.3 million
November 20, 2015	$1,248.5 million
November 27, 2015	$1,229.0 million
December 4, 2015	$1,229.4 million
December 11, 2015	$1,212.3 million
December 18, 2015	$1,208.3 million
December 25, 2015	$1,183.7 million
January 1, 2016	$1,181.1 million
January 8, 2016	$1,177.5 million

(3)	Consolidated Liquidity, as of the close of business on any Business Day from and after March 4, 2016 to be less than the amount specified in the table below; or

Week Ended	Minimum Liquidity
March 4, 2016	$1,102.3 million
March 11, 2016	$1,083.3 million
March 18, 2016	$1,058.1 million
March 25, 2016	$1,061.9 million
April 1, 2016	$1,039.7 million
April 8, 2016	$1,052.8 million
April 15, 2016	$1,043.2 million
April 22, 2016	$1,054.3 million
April 29, 2016	$1,049.4 million
May 6, 2016	$1,050.1 million
May 13, 2016	$1,048.3 million
May 20, 2016	$1,053.6 million

(4)	Consolidated Liquidity, as of the close of business on any Business Day following May 20, 2016 to be less than the amount as may be agreed among the parties.

The Fifth DIP Amendment also contains a waiver of any default or event of default under the First Out DIP Credit Agreement that occurred on or prior to March 8, 2016 and that was actually and specifically known by the Administrative Agent on or prior to that date, including any default or event of default on account of any alleged failure by the Debtors to timely comply with the requirements of Section 5.17(c) of the First Out DIP Credit Agreement.

The foregoing description of the Fifth DIP Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth DIP Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
Exhibit 10.1
Waiver and Amendment No. 5 to Superpriority Secured Debtor-In-Possession Credit Agreement dated as of March 16, 2016 by and among Alpha Natural Resources, Inc., as borrower, certain parties thereto as guarantors, the lenders party thereto, Citibank, N.A. as administrative agent and other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: March 17, 2016	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1
Waiver and Amendment No. 5 to Superpriority Secured Debtor-In-Possession Credit Agreement dated as of March 16, 2016 by and among Alpha Natural Resources, Inc., as borrower, certain parties thereto as guarantors, the lenders party thereto, Citibank, N.A. as administrative agent and other agents party thereto.